UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04917

Morgan Stanley Mortgage Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Mortgage Securities Trust

Annual Report

October 31, 2012

MTGANN
IU12-02555P-Y10/12

Morgan Stanley Mortgage Securities Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	8
Expense Example	10
Investment Advisory Agreement Approval	11
Portfolio of Investments	14
Statement of Assets and Liabilities	20
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	37
Report of Independent Registered Public Accounting Firm	41
U.S. Privacy Policy	42
Trustee and Officer Information	47

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Mortgage Securities Trust performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2012

Total Return for the 12 Months Ended October 31, 2012
Class A	Class B	Class C	Class I	Capital Mortgage Index[1]	Barclays Lipper U.S. Mortgage Funds Index[2]
8.62%	7.99%	8.11%	8.94%	3.54%	5.15%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In the twelve months ended October 31, 2012, U.S. Treasuries continued to trade to lower yields. A combination of a slow economic recovery in the U.S., slowing growth in emerging economies, and renewed fears of European sovereign risk helped drive treasury yields to all time lows (roughly 1.38 percent on the 10-year note, according to Bloomberg and U.S. Department of Treasury on July 25, 2012). The Federal Reserve's (Fed's) "QE3" program targeting $40 billion in Agency mortgage-backed security (MBS) purchases per month helped drive mortgage yield spreads tighter. This, combined with the downward move in Treasury yields, has resulted in agency MBS trading at their highest dollar prices ever.

Despite low mortgage rates, refinancing activity has been slower than it has in the past under similar rate incentives, especially for borrowers with higher interest rate loans. Many borrowers are unable to refinance due to tighter underwriting standards or seem to be deferring in hopes of even more attractive rates in the near future. Despite the tightening seen over the last year, Agency MBS continued to exhibit strong technicals given both the Fed's QE3 buying and the continued demand for U.S. government and government sponsored enterprise (GSE) guaranteed instruments offering yields in excess of Treasuries.

Fixed-rate agency MBS performed well over the twelve-month review period. Despite high voluntary prepayment rates, recently issued securities (generally with coupons in the 3.5 percent to 4.5 percent range) continued to outperform driven by strong demand from the Fed as well as banks and real estate investment trusts (REITs). Selected securities backed by loans with favorable prepayment characteristics continued to outperform, while older securities backed by higher-rate mortgages experienced increased prepayment activity due to government refinancing programs. Demand for MBS was boosted by Fed purchases, which reached a net amount of $400 billion in aggregate, according to the NY Fed. Additionally, according to a monthly volume summary released by both GSEs, supply of conventional securities decreased by nearly $45 billion over the twelve months through the end of October, resulting in strong supply and demand technicals.

The U.S. housing market continued to search for a bottom. The most recent S&P/Case-Shiller Home Price Index number (a commonly cited measure of the U.S. residential housing market's value) is up roughly 3 percent from a year prior, but is still around 2 percent below its level in July 2010, based on data provided by

Bloomberg. The multi-family rental market continues to be strong with low vacancies and increasing rental rates. Additionally, measures comparing renting versus owning a home have converged to long-term averages. Several pilot programs aimed at renting out foreclosed homes have shown signs of success, although it remains to be seen whether this will be successful in large scale. Despite high nominal affordability due to lower property prices and lower interest rates, the hurdle to qualify for a loan remained high. The National Association of Realtors estimates more than 30 percent of residential real estate transactions are all cash. The shadow inventory of homes from non-performing loans, and the continued limited access to financing, point to the possibility that any recovery will quite possibly be a slow one.

Performance Analysis

All share classes of Morgan Stanley Mortgage Securities Trust outperformed the Barclays Capital Mortgage Index (the "Index") and the Lipper U.S. Mortgage Funds Index for the twelve months ended October 31, 2012, assuming no deduction of applicable sales charges.

The main contributors to the Fund's outperformance were security selection within agency MBS and the portfolio's exposure to high-quality, seasoned non-agency MBS trading at discount dollar prices. In addition, our opportunistic position in commercial MBS ("CMBS") added value during the first quarter of 2012, although we subsequently took profits from those positions due to valuation considerations. Conversely, our strategy of dynamic hedging using interest rate futures and swaps detracted from returns during the period.

We continue to believe that normalization of the housing market will be a gradual one. In our view, agency mortgage bonds with prepayment protection characteristics continue to offer attractive yields and spreads. Additionally, we continue to believe that fixed-rate non-agency MBS offer a compelling carry advantage while trading at discount dollar prices.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 10/31/12
Agency Fixed Rate Mortgages	55.3%
Mortgages — Other	21.6
Collateralized Mortgage Obligations —
Agency Collateral Series	16.7
Short-Term Investments	4.0
Asset-Backed Securities	1.6
Agency Adjustable Rate Mortgages	0.8

+ Does not include open long/short futures contracts with an underlying face amount of $19,120,157 with net unrealized appreciation of $55,112. Also does not include an open swap agreement with unrealized depreciation of $211,516.

LONG-TERM CREDIT ANALYSIS as of 10/31/12
AAA	1.2%
AA	76.8
A	1.0
BB	0.2
B or Below	20.2
Not Rated	0.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, the Adviser has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least at least 80 percent of its assets in mortgage-related securities. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS") and commercial mortgage-backed securities ("CMBS"). In making investment decisions, the Fund's "Adviser," Morgan Stanley Investment Management Inc., considers economic developments, interest rate levels and other factors. The Fund may invest in high yield securities (commonly referred to as "junk bonds"). The Fund is not limited as to the maturities or types of mortgage-backed securities in which it may invest.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2012 (unaudited)
Symbol	Class A Shares* (since 07/28/97) MTGAX		Class B Shares** (since 03/31/87) MTGBX		Class C Shares† (since 07/28/97) MTGCX		Class I Shares†† (since 07/28/97) MTGDX
1 Year	8.62 4.00[4]	%[3]	7.99 2.99[4]	%[3]	8.11 7.11[4]	%[3]	8.94 —%[3]
5 Years	3.59[3] 2.70[4]		2.94[3] 2.59[4]		2.99[3] 2.99[4]		3.88[3] —
10 Years	3.47[3] 3.02[4]		2.94[3] 2.94[4]		2.85[3] 2.85[4]		3.73[3] —
Since Inception	4.74[3] 4.45[4]		5.47[3] 5.47[4]		4.03[3] 4.03[4]		4.85[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The Adviser is currently waiving or reimbursing all or a portion of the Fund's advisory fees and/or other expenses, excluding investment related expenses. Absent such fee waivers, the performance would have been lower. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Barclays Capital Mortgage Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This Index is the Mortgage Backed Securities Fixed Rate component of the Barclays Capital U.S. Aggregate Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper U.S. Mortgage Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper U.S. Mortgage Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper U.S. Mortgage Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2012.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; administration fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/12 – 10/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Expenses Paid During Period" are grossed up to reflect Fund expenses prior to the effect of Expense Offset (See Note 10 in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/12	10/31/12	05/01/12 – 10/31/12
Class A
Actual (4.49% return)	$1,000.00	$1,044.90	$5.55
Hypothetical (5% annual return before expenses)^	$1,000.00	$1,019.71	$5.48
Class B
Actual (4.14% return)	$1,000.00	$1,041.40	$8.62
Hypothetical (5% annual return before expenses)^	$1,000.00	$1,016.69	$8.52
Class C
Actual (4.29% return)	$1,000.00	$1,042.90	$8.63
Hypothetical (5% annual return before expenses)^	$1,000.00	$1,016.69	$8.52
Class I
Actual (4.66% return)	$1,000.00	$1,046.60	$4.27
Hypothetical (5% annual return before expenses)^	$1,000.00	$1,020.96	$4.22

  @  Expenses are equal to the Fund's annualized expense ratios of 1.08%, 1.68%, 1.68% and 0.83% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.29%, 1.89%, 1.89% and 1.04% for Class A, Class B, Class C and Class I shares, respectively.

  ^  Effective July 1, 2012, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual fund operating expenses, excluding 12b-1 fees and certain investment related expenses, will not exceed 0.75% for each Class. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. Had this arrangement been in place for the most recent one-half year period, the "Hypothetical Ending Account Value and Expenses Paid During the Period" would have been $1,020.11 and $5.08, respectively for Class A, $1,017.09 and $8.11, respectively for Class B, $1,017.09 and $8.11, respectively for Class C and $1,021.37 and $3.81, respectively for Class I.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than its peer group average. After discussion, the Board concluded that (i) the Fund's performance was acceptable; and (ii) the Fund's management fee and total expense ratio were acceptable given the quality and nature of services provided. The Board noted that, as of July 1, 2012, the Adviser has agreed to a fee and expense cap (exclusive of 12b-1 fees) of 0.75%.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the

Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2012

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Fixed Rate Mortgages (58.1%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
$290		9.50%	01/01/17 - 02/01/19	$325,692
343		10.00	04/01/16 - 12/01/20	385,333
	Gold Pools:
690		4.00	12/01/41	751,358
5,159		4.50	01/01/36 - 11/01/41	5,687,257
377		5.00	12/01/40 - 05/01/41	417,361
1,364		5.50	01/01/36 - 11/01/37	1,486,573
263		6.00	12/01/37 - 10/01/38	290,804
235		6.50	06/01/29 - 09/01/33	270,827
213		7.50	04/01/20 - 05/01/35	260,799
89		8.00	08/01/32	110,586
141		8.50	08/01/31	177,217
50		10.00	10/01/21	58,867
	Federal National Mortgage Association,
	Conventional Pools:
1,010		3.50	04/01/42 - 10/01/42	1,085,901
6,158		4.00	02/01/41 - 12/01/41	6,650,773
4,739		4.50	11/01/23 - 10/01/41	5,206,325
3,057		5.00	06/01/37 - 07/01/41	3,399,783
4,303		5.50	05/01/35 - 05/01/38	4,742,313
381		6.00	05/01/38	422,406
1,450		6.50	02/01/28 - 12/01/33	1,693,120
31		7.00	07/01/23 - 06/01/32	36,680
252		7.50	08/01/37	308,801
261		8.00	04/01/33	322,364
228		8.50	10/01/32	284,860
451		9.50	04/01/30	544,329
10		9.75	03/01/16	10,066
65		10.00	10/01/18	75,657
	November TBA:
3,510	(a)	3.00	11/01/42	3,681,661
	Government National Mortgage Association,
	Various Pools:
1,147		3.50	08/20/42 - 09/20/42	1,252,179
928		4.50	04/15/39 - 08/15/39	1,013,075
1,789		5.00	05/15/40 - 05/20/41	1,976,470
289		6.50	08/15/25 - 05/15/29	342,587

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$94		8.00%		05/20/30	$102,358
223		11.00		04/15/21	240,482
	Total Agency Fixed Rate Mortgages (Cost $41,807,640)				43,614,864
	Mortgages - Other (22.6%)
437	American Home Mortgage Investment Trust (b)	6.10		01/25/37	262,671
	Banc of America Alternative Loan Trust
1,030		0.661	(c)	11/25/36	548,326
247		6.00		04/25/36	216,640
962		6.50		05/25/46	741,107
488	Banc of America Funding Corp.	6.099		10/25/36	378,974
41	Banc of America Mortgage Trust	5.25		11/25/19	42,330
15,051	Bear Stearns Mortgage Funding Trust	0.50		01/25/37	291,540
	Chase Mortgage Finance Corp.
399		6.00		10/25/36	349,133
404		6.00		11/25/36	341,689
33	Citicorp Mortgage Securities, Inc. (See Note 6)	5.50		02/25/22	34,126
	Countrywide Alternative Loan Trust
71		5.50		02/25/25	72,285
16		6.00		08/25/17	16,075
474		6.00		02/25/37	370,249
912		6.25		08/25/37	681,805
	PAC
507		5.50		04/25/37	389,131
397	Countrywide Home Loan Mortgage Pass-Through Trust, PAC	6.00		05/25/36	361,450
119	Deutsche ALT-A Securities, Inc. Alternate Loan Trust	0.371	(c)	08/25/37	117,400
	First Horizon Alternative Mortgage Securities
362		5.50		04/25/35	327,138
431		6.00		07/25/36	361,541
431		6.00		07/25/36	361,541
431		6.00		07/25/36	361,541
32	First Horizon Asset Securities, Inc.	5.00		03/25/35	32,399
649	First Horizon Mortgage Pass-Through Trust	6.25		11/25/36	665,216
540	GS Mortgage Securities Corp. (b)	7.50	(c)	09/25/36	437,004
	GSR Mortgage Loan Trust
130		0.461	(c)	03/25/35	115,756
131		5.50		11/25/35	131,948
1,032	Harborview Mortgage Loan Trust	0.412	(c)	09/19/46	732,646

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Impac CMB Trust
$851		1.006	(c)%	10/25/34	$684,533
907		1.081	(c)	10/25/34	715,222
239	Indymac Index Mortgage Loan Trust	5.161	(c)	12/25/35	200,676
	JP Morgan Mortgage Trust
108		3.078	(c)	10/25/35	108,384
449		5.50		01/25/36	410,306
	IO
1,595		6.409	(c)	01/25/37	381,977
	Lehman Mortgage Trust
326		5.50		11/25/35	327,901
532		6.50		09/25/37	446,328
55	Mastr Adjustable Rate Mortgages Trust	3.565	(c)	02/25/36	52,135
155	Merrill Lynch Mortgage Investors Trust	0.905	(c)	04/25/29	146,351
150	Prime Mortgage Trust	5.50		11/25/21	152,007
	RALI Trust
764		5.50		04/25/22	764,961
572		5.50		06/25/35	518,278
317		6.00		06/25/36	233,484
394	Residential Asset Securitization Trust	0.511	(c)	05/25/35	375,559
317	Structured Asset Mortgage Investments, Inc.	0.441	(c)	05/25/45	228,204
	WaMu Mortgage Pass-Through Certificates
423		0.491	(c)	11/25/45	362,057
570		1.133	(c)	07/25/46	420,420
	Washington Mutual Alternative Mortgage
	Pass-Through Certificates
467		5.50		11/25/35	366,700
1,246		6.00		10/25/35	998,773
761	Wells Fargo Mortgage Backed Securities Trust	2.664	(c)	10/25/35	376,940
	Total Mortgages - Other (Cost $15,650,884)				17,012,857
	Collateralized Mortgage Obligations - Agency Collateral Series (17.5%)
	Federal Home Loan Mortgage Corporation,
	IO PAC REMIC
2,413		6.256	(c)	06/15/40	451,988
2,036		6.336	(c)	06/15/41	316,547
	IO REMIC
4,354		1.919	(c)	06/15/38	257,410
4,698		2.201	(c)	05/15/38	343,623
1,547		4.00		07/15/38 - 04/15/39	312,965
944		5.836	(c)	04/15/39	219,175

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	IO STRIPS
$415		7.00%		06/01/30	$98,494
390		7.50		12/01/29	94,972
1		8.00		01/01/28	265
	Federal National Mortgage Association,
	IO
2,835		6.179	(c)	09/25/20	794,648
	IO REMIC
3,503		3.50		06/25/30 - 02/25/39	573,813
2,965		4.00		07/25/32 - 05/25/42	584,870
235		5.00		08/25/37	7,680
4,280		5.789	(c)	03/25/39	901,865
1,025		6.219	(c)	03/25/42	295,920
2,033		6.239	(c)	03/25/42	399,825
2,285		6.289	(c)	04/25/39	519,795
3,358		6.339	(c)	02/25/41 - 08/25/41	620,862
671		6.389	(c)	09/25/38	130,670
	IO STRIPS
162		7.00		11/01/27	35,906
317		8.00		05/01/30 - 06/01/30	74,191
194		8.50		10/01/24	41,610
	REMIC
354		1.419	(c)	12/25/23	362,887
295		4.00		04/25/42	297,926
224		6.853	(c)	04/25/39	244,973
	Government National Mortgage Association,
	IO
4,616		0.849	(c)	08/20/58	171,716
6,116		3.50		11/16/36 - 08/20/42	1,014,582
3,475		4.00		03/20/42	450,019
283		5.00		02/16/41	58,705
3,458		5.786	(c)	02/16/41	755,601
1,996		5.789	(c)	08/20/42	492,222
1,267		5.836	(c)	11/16/40	236,138
1,628		5.889	(c)	08/20/42	415,309
1,147		6.039	(c)	02/20/40	204,195
1,167		6.336	(c)	08/16/34	242,411
1,196		6.339	(c)	06/20/40	308,706
910		6.369	(c)	06/20/40	149,063
1,281		6.386	(c)	04/16/41	286,911

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,296		6.419	(c)%	03/20/42	$244,165
795		6.586	(c)	08/16/36	172,269
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $11,845,582)				13,184,892
	Asset-Backed Securities (1.7%)
575	Citigroup Mortgage Loan Trust, Inc. (See Note 6)	5.53		11/25/34	549,928
740	GSAA Trust	4.985	(c)	06/25/34	737,765
	Total Asset-Backed Securities (Cost $1,125,624)				1,287,693
	Agency Adjustable Rate Mortgages (0.8%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
199		3.259		03/01/37	215,171
245		4.66		11/01/39	263,933
103		5.365		01/01/38	111,008
	Total Agency Adjustable Rate Mortgages (Cost $584,556)				590,112
	Short-Term Investments (4.3%)
	U.S. Treasury Securities (0.2%)
	U.S. Treasury Bills
25	(d)(e)	0.117		02/21/13	24,991
100	(d)(e)	0.129		02/21/13	99,964
	Total U.S. Treasury Securities (Cost $124,951)				124,955
NUMBER OF SHARES (000)
	Investment Company (4.1%)
3,060	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class
	(See Note 6) (Cost $3,059,980)				3,059,980
	Total Short-Term Investments (Cost $3,184,931)				3,184,935
	Total Investments (Cost $74,199,217) (f)			105.0%	78,875,353
	Liabilities in Excess of Other Assets			(5.0)	(3,754,560)
	Net Assets			100.0%	$75,120,793

  IO  Interest Only.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2012 continued

  TBA  To Be Announced.

  (a)  Security is subject to delayed delivery.

  (b)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2012.

  (d)  Rate shown is the yield to maturity at October 31, 2012.

  (e)  All or a portion of this security has been physically segregated in connection with open futures contracts.

  (f)  Securities are available for collateral in connection with securities subject to delayed delivery, open futures contracts and swap agreements.

Futures Contracts Open at October 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
90	Long	U.S. Treasury 10 yr. Note, Dec-12	$11,972,813	$52,533
18	Long	U.S. Treasury 2 yr. Note, Dec-12	3,965,906	(1,125)
22	Long	U.S. Treasury 5 yr. Note, Dec-12	2,733,500	1,501
3	Short	U.S. Treasury 30 yr. Bond, Dec-12	(447,938)	2,203
	Net Unrealized Appreciation			$55,112

Interest Rate Swap Agreement Open at October 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Goldman Sachs International	$1,190	3 Month LIBOR	Receive	3.77%	04/15/20	$(211,516)

  LIBOR  London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements

Statement of Assets and Liabilities

October 31, 2012

Assets:
Investments in securities, at value (cost $70,653,847)	$75,231,319
Investment in affiliates, at value (cost $3,545,370)	3,644,034
Total investments in securities, at value (cost $74,199,217)	78,875,353
Receivable for:
Interest and paydown	436,743
Investments sold	7,969
Variation margin	36,625
Shares of beneficial interest sold	6,151
Interest and dividends from affiliates	2,943
Prepaid expenses and other assets	13,324
Total Assets	79,379,108
Liabilities:
Unrealized depreciation on open swap agreements	211,516
Payable to bank	3,000
Payable for:
Investments purchased	3,698,541
Shares of beneficial interest redeemed	171,581
Distribution fee	18,877
Transfer agent fee	17,158
Dividends to shareholders	11,980
Advisory fee	10,747
Administration fee	5,392
Accrued expenses and other payables	109,523
Total Liabilities	4,258,315
Net Assets	$75,120,793
Composition of Net Assets:
Paid-in-capital	$98,628,982
Net unrealized appreciation	4,519,732
Accumulated undistributed net investment income	1,280,081
Accumulated net realized loss	(29,308,002)
Net Assets	$75,120,793
Class A Shares:
Net Assets	$66,046,353
Shares Outstanding (unlimited shares authorized, $0.01 par value)	7,371,884
Net Asset Value Per Share	$8.96
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$9.36
Class B Shares:
Net Assets	$1,096,405
Shares Outstanding (unlimited shares authorized, $0.01 par value)	124,809
Net Asset Value Per Share	$8.78
Class C Shares:
Net Assets	$4,673,338
Shares Outstanding (unlimited shares authorized, $0.01 par value)	525,895
Net Asset Value Per Share	$8.89
Class I Shares:
Net Assets	$3,304,697
Shares Outstanding (unlimited shares authorized, $0.01 par value)	375,044
Net Asset Value Per Share	$8.81

Statement of Operations

For the year ended October 31, 2012

Net Investment Income: Income
Interest	$2,826,232
Interest and dividends from affiliates (Note 6)	56,517
Income from securities loaned - net	10
Total Income	2,882,759
Expenses
Advisory fee (Note 4)	339,085
Distribution fee (Class A shares) (Note 5)	165,027
Distribution fee (Class B shares) (Note 5)	11,079
Distribution fee (Class C shares) (Note 5)	23,451
Professional fees	109,476
Transfer agent fees and expenses	64,821
Administration fee (Note 4)	57,717
Registration fees	53,206
Shareholder reports and notices	48,109
Custodian fees	33,103
Trustees' fees and expenses	7,183
Other	28,137
Total Expenses	940,394
Less: waiver of Advisory fees (Note 4)	(74,302)
Less: expense offset (Note 10)	(8)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(7,781)
Net Expenses	858,303
Net Investment Income	2,024,456
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	1,052,164
Investments in affiliates (Note 6)	47,753
Futures contracts	199,980
Swap agreements	(38,914)
Net Realized Gain	1,260,983
Change in Unrealized Appreciation (Depreciation) on:
Investments	2,607,817
Investments in affiliates (Note 6)	54,307
Futures contracts	31,121
Swap agreements	(54,867)
Net Change in Unrealized Appreciation (Depreciation)	2,638,378
Net Gain	3,899,361
Net Increase	$5,923,817

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,024,456	$2,185,094
Net realized gain	1,260,983	2,519,386
Net change in unrealized appreciation (depreciation)	2,638,378	(1,381,660)
Net Increase	5,923,817	3,322,820
Dividends to Shareholders from Net Investment Income:
Class A shares	(2,466,819)	(2,489,612)
Class B shares	(40,901)	(97,203)
Class C shares	(84,660)	(65,221)
Class I shares	(64,393)	(5,185)
Total Dividends	(2,656,773)	(2,657,221)
Net decrease from transactions in shares of beneficial interest	(3,157)	(14,379,896)
Net Increase (Decrease)	3,263,887	(13,714,297)
Net Assets:
Beginning of period	71,856,906	85,571,203
End of Period (Including accumulated undistributed net investment income of $1,280,081 and $546,101, respectively)	$75,120,793	$71,856,906

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012

1. Organization and Accounting Policies

Morgan Stanley Mortgage Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income. The Fund was organized as a Massachusetts business trust on November 20, 1986 and commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

As of October 31, 2012, there were no securities out on loan.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

D. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

E. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs);

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$43,614,864	$—	$43,614,864
Mortgages — Other	—	17,012,857	—	17,012,857
Collateralized Mortgage Obligations — Agency Collateral Series	—	13,184,892	—	13,184,892
Asset-Backed Securities	—	1,287,693	—	1,287,693
Agency Adjustable Rate Mortgages	—	590,112	—	590,112
Total Fixed Income Securities	—	75,690,418	—	75,690,418

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Short-Term Investments
U.S. Treasury Securities	$—	$124,955	$—	$124,955
Investment Company	3,059,980	—	—	3,059,980
Total Short-Term Investments	3,059,980	124,955	—	3,184,935
Futures Contracts	56,237	—	—	56,237
Total Assets	3,116,217	75,815,373	—	78,931,590
Liabilities:
Futures Contracts	(1,125)	—	—	(1,125)
Interest Rate Swap Agreement	—	(211,516)	—	(211,516)
Total Liabilities	(1,125)	(211,516)	—	(212,641)
Total	$3,115,092	$75,603,857	$—	$78,718,949

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2012, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2012.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$56,237	†	Variation margin	$(1,125)†
	Unrealized appreciation on			Unrealized depreciation on
	open swap agreement	—		open swap agreement	(211,516)
		$56,237			$(212,641)

†  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$199,980	$(38,914)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$31,121	$(54,867)

For the year ended October 31, 2012, the average monthly original value of futures contracts was $11,517,697 and the average monthly notional value of swap agreements was $1,190,000.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.47% to the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion. For the year ended October 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.37% of the Fund's daily net assets.

Effective July 1, 2012, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual fund operating expenses, excluding 12b-1 fees and certain investment related expenses, will not exceed 0.75% for each Class. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; and (iii) Class C — up to 0.85% of the average daily net assets of Class C shares.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,223,160 at October 31, 2012.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney LLC and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2012, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2012, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $185 and $148, respectively, and received $14,333 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2012, aggregated $171,842,307 and $170,428,480, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $150,942,271 and $155,009,733, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2012, advisory fees paid were reduced by $7,781 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2012 is as follows:

VALUE OCTOBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE OCTOBER 31, 2012
$6,466,571	$39,716,958	$43,123,549	$2,237	$3,059,980

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the year ended October 31, 2012:

VALUE OCTOBER 31, 2011	PURCHASES AT COST	SALES	REALIZED GAIN	INTEREST INCOME	VALUE OCTOBER 31, 2012
$939,264	$614,489	$1,078,550	$47,753	$54,280	$584,054

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2012, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $4,279. At October 31, 2012, the Fund had an accrued pension liability of $59,606, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	245,811	$2,143,670	84,427	$712,020
Conversion from Class B	80,802	704,202	240,833	2,051,437
Reinvestment of dividends	270,544	2,370,521	278,051	2,364,207
Redeemed	(1,163,394)	(10,147,440)	(1,775,023)	(15,101,377)
Net decrease — Class A	(566,237)	(4,929,047)	(1,171,712)	(9,973,713)
CLASS B SHARES
Sold	31,263	269,994	6,492	54,559
Conversion to Class A	(82,415)	(704,202)	(245,445)	(2,051,437)
Reinvestment of dividends	4,422	37,871	11,008	91,674
Redeemed	(21,805)	(186,332)	(248,183)	(2,060,415)
Net decrease — Class B	(68,535)	(582,669)	(476,128)	(3,965,619)
CLASS C SHARES
Sold	313,347	2,759,618	9,785	82,608
Reinvestment of dividends	9,570	83,387	7,504	63,205
Redeemed	(47,842)	(416,775)	(64,061)	(539,885)
Net increase (decrease) — Class C	275,075	2,426,230	(46,772)	(394,072)
CLASS I SHARES
Sold	385,907	3,316,576	418	3,547
Reinvestment of dividends	7,369	64,296	606	5,048
Redeemed	(33,823)	(298,543)	(6,669)	(55,087)
Net increase (decrease) — Class I	359,453	3,082,329	(5,645)	(46,492)
Net decrease in Fund	(244)	$(3,157)	(1,700,257)	$(14,379,896)

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2011 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$2,656,773	$2,685,859

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to losses on paydowns and swaps and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$1,366,297	$(1,099,223)	$(267,074)

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

At October 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$1,353,131	—

At October 31, 2012, the aggregate cost for federal income tax purposes is $74,199,217. The aggregate gross unrealized appreciation is $5,131,277 and the aggregate gross unrealized depreciation is $455,141 resulting in net unrealized appreciation of $4,676,136.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At October 31, 2012, the Fund had available for Federal income tax purposes unused short term capital losses of $47,451 that do not have an expiration date.

In addition, at October 31, 2012, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$5,681,491	October 31, 2013
3,078,184	October 31, 2014
813,955	October 31, 2015
12,692,663	October 31, 2016
6,943,151	October 31, 2017

During the year ended October 31, 2012, the Fund expired capital loss carryforwards for Federal income tax purposes of $267,074.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

9. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

10. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

11. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, Balance Sheet: Offsetting — Other Presentation Matters or ASC 815-10-45, Derivative: Overall — Other Presentation Matters or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2012 continued

its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Mortgage Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.56		$8.49		$8.25		$7.71		$9.03
Income (loss) from investment operations:
Net investment income	0.24		0.24		0.21		0.27		0.41
Net realized and unrealized gain (loss)	0.48		0.12		0.30		0.52		(1.32)
Total income (loss) from investment operations	0.72		0.36		0.51		0.79		(0.91)
Less dividends from net investment income	(0.32)		(0.29)		(0.27)		(0.25)		(0.41)
Net asset value, end of period	$8.96		$8.56		$8.49		$8.25		$7.71
Total Return(1)	8.62%		4.37%		6.33%		10.24%		(10.22)%
Ratios to Average Net Assets(2):
Net expenses	1.16	%(3)(4)	1.27	%(3)	1.21	%(3)	1.16	%(3)	1.15	%(3)
Net investment income	2.84	%(3)(4)	2.83	%(3)	2.52	%(3)	3.31	%(3)	4.83	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$66,046		$67,975		$77,318		$83,782		$88,098
Portfolio turnover rate	238%		309%		333%		499%		499%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.27%	2.73%

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.39		$8.33		$8.10		$7.57		$8.87
Income (loss) from investment operations:
Net investment income	0.19		0.19		0.16		0.22		0.35
Net realized and unrealized gain (loss)	0.47		0.11		0.29		0.51		(1.30)
Total income (loss) from investment operations	0.66		0.30		0.45		0.73		(0.95)
Less dividends from net investment income	(0.27)		(0.24)		(0.22)		(0.20)		(0.35)
Net asset value, end of period	$8.78		$8.39		$8.33		$8.10		$7.57
Total Return(1)	7.99%		3.70%		5.77%		9.44%		(10.80)%
Ratios to Average Net Assets(2):
Net expenses	1.76	%(3)(4)	1.87	%(3)	1.81	%(3)	1.76	%(3)	1.76	%(3)
Net investment income	2.24	%(3)(4)	2.23	%(3)	1.92	%(3)	2.71	%(3)	4.22	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$1,096		$1,623		$5,575		$9,240		$14,714
Portfolio turnover rate	238%		309%		333%		499%		499%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.87%	2.13%

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.48		$8.41		$8.17		$7.64		$8.95
Income (loss) from investment operations:
Net investment income	0.19		0.19		0.16		0.22		0.35
Net realized and unrealized gain (loss)	0.49		0.12		0.30		0.51		(1.30)
Total income (loss) from investment operations	0.68		0.31		0.46		0.73		(0.95)
Less dividends from net investment income	(0.27)		(0.24)		(0.22)		(0.20)		(0.36)
Net asset value, end of period	$8.89		$8.48		$8.41		$8.17		$7.64
Total Return(1)	8.11%		3.76%		5.73%		9.51%		(10.78)%
Ratios to Average Net Assets(2):
Net expenses	1.76	%(3)(4)	1.86	%(3)	1.81	%(3)	1.76	%(3)	1.76	%(3)
Net investment income	2.24	%(3)(4)	2.24	%(3)	1.92	%(3)	2.71	%(3)	4.22	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$4,673		$2,128		$2,502		$3,123		$3,755
Portfolio turnover rate	238%		309%		333%		499%		499%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.87%	2.13%

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.40		$8.32		$8.09		$7.56		$8.85
Income (loss) from investment operations:
Net investment income	0.25		0.26		0.23		0.29		0.42
Net realized and unrealized gain (loss)	0.49		0.13		0.29		0.50		(1.29)
Total income (loss) from investment operations	0.74		0.39		0.52		0.79		(0.87)
Less dividends from net investment income	(0.33)		(0.31)		(0.29)		(0.26)		(0.42)
Net asset value, end of period	$8.81		$8.40		$8.32		$8.09		$7.56
Total Return(1)	8.94%		4.78%		6.52%		10.51%		(9.96)%
Ratios to Average Net Assets(2):
Net expenses	0.91	%(3)(4)	1.02	%(3)	0.96	%(3)	0.91	%(3)	0.91	%(3)
Net investment income	3.09	%(3)(4)	3.08	%(3)	2.77	%(3)	3.56	%(3)	5.07	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$3,305		$131		$177		$187		$7,747
Portfolio turnover rate	238%		309%		333%		499%		499%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2012	1.02%	2.98%

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mortgage Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mortgage Securities Trust (the "Fund"), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended October 31, 2010 were audited by another independent registered public accounting firm whose report, dated December 23, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mortgage Securities Trust as of October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2012

Morgan Stanley Mortgage Securities Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Mortgage Securities Trust

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Mortgage Securities Trust

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Mortgage Securities Trust

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Mortgage Securities Trust

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$51,030		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$4,951	(3)	$201,000	(4)
All Other Fees	$			$854,099
Total Non-Audit Fees		$4,951		$1,055,099

Total		$55,981		$1,055,099

2011

	Registrant			Covered Entities(1)
Audit Fees		$51,030		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$4,951	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$4,951		$7,851,000

Total		$55,981		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mortgage Securities Trust

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 13, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 13, 2012